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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 9, 2004


                       AMERIQUEST MORTGAGE SECURITIES INC.

                  (as depositor under the Pooling and Servicing
               Agreement, dated as of April 1, 2004, providing for
                    the issuance of Asset-Backed Pass-Through
                         Certificates, Series 2004-FR1)


                       Ameriquest Mortgage Securities Inc.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)
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           Delaware                   333-112203          33-0885129
 ---------------------------         ------------         ----------------------
(State or Other Jurisdiction         (Commission          (I.R.S. Employer
of Incorporation)                    File Number)         Identification Number)

1100 Town & Country Road, Suite 1100
Orange, California                                 92868
----------------------------------------         ----------
(Address of Principal Executive Offices)         (Zip Code)



Registrant's telephone number, including area code:  (714) 564-0660
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                                       -2-

Item 2. Acquisition or Disposition of Assets
        ------------------------------------


Description of the Certificates and the Mortgage Pool

                  On April 14, 2004, a series of certificates, entitled Ameriquest Mortgage Securities Inc. Asset-Backed Pass-Through Certificates, Series 2004-FR1 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of April 1, 2004 (the "Agreement"), attached hereto as Exhibit 4.1, among Ameriquest Mortgage Securities Inc. as depositor (the "Depositor"), Ameriquest Mortgage Company ("Ameriquest") as master servicer (the "Master Servicer") and Deutsche Bank National Trust Company as trustee (the "Trustee"). The Certificates consist of nineteen classes of certificates (collectively, the "Certificates"), designated as the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5 Certificates, Class A-6 Certificates, Class A-7 Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates, Class M-8 Certificates, Class M-9 Certificates, Class CE Certificates, Class P Certificates and Class R Certificates, collectively, the "Certificates." The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, fixed rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consist of Mortgage Loans having an aggregate principal balance of $699,999,866.82 as of April 1, 2004 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to (i) the Mortgage Loan Purchase Agreement, dated April 8, 2004, between Ameriquest and the Depositor (the "Mortgage Loan Purchase Agreement"). The Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5 Certificates, Class A-6 Certificates, Class A-7 Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates, Class M-8 Certificates and Class M-9 Certificates were sold by the Depositor to Greenwich Capital Markets, Inc., J.P. Morgan Securities Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated (collectively the "Underwriters"), pursuant to an Underwriting Agreement, dated April 8, 2004 (the "Underwriting Agreement") among the Depositor, Ameriquest and the Underwriters.

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:


             Initial Certificate     Pass-Through              Initial Certificate     Pass-Through
   Class     Principal Balance(1)        Rate         Class    Principal Balance(1)        Rate
   -----     --------------------    ------------     -----    --------------------    ------------
 A-1.......      $110,000,000        Variable(2)   M-2.......       $13,300,000         5.207%(4)
 A-2.......      $ 90,000,000        Variable(2)   M-3.......       $ 7,000,000         5.307%(4)
 A-3.......      $ 55,000,000         2.650%(3)    M-4.......       $ 8,050,000         5.505%(4)
 A-4.......      $133,000,000         3.243%(3)    M-5.......       $ 7,000,000         5.605%(4)
 A-5.......      $ 73,000,000         4.455%(3)    M-6.......       $ 7,000,000         5.655%(4)
 A-6.......      $ 85,100,000         5.440%(4)    M-7.......       $ 7,000,000         5.750%(4)
 A-7.......      $ 65,000,000         4.560%(4)    M-8.......       $ 7,000,000         5.750%(4)
 M-1.......      $ 13,300,000         5.110%(4)    M-9.......       $ 5,950,000         5.750%(4)

-------------------
(1) Approximate.
(2) The pass-through rate on this Class of Certificates is generally based on one-month LIBOR plus an applicable margin, subject to a rate cap, as described in the prospectus supplement.
(3) Subject to a rate cap, as described in the prospectus supplement.
(4) Subject to a rate cap and subject to increase, as described in the prospectus supplement.

The Certificates, other than the Class CE Certificates, the Class P Certificates and the Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated April 8, 2004 (the "Prospectus Supplement"), and the Prospectus, dated February 10, 2004, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class CE Certificates, the Class P Certificates and the Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.




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                                       -4-


Item 7. Financial Statements and Exhibits
        ---------------------------------

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits

         Exhibit No.                          Description
         -----------                          -----------
              4.1 Pooling and Servicing Agreement, dated as of April 1, 2004, by and among Ameriquest Mortgage Securities Inc. as Depositor, Ameriquest Mortgage Company as Master Servicer and Deutsche Bank National Trust Company as Trustee relating to the Series 2004-FR1 Certificates.




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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  May 6, 2004


                                           AMERIQUEST MORTGAGE
                                           SECURITIES INC.


                                           By:      /s/ John P. Grazer
                                              ---------------------------------
                                           Name:   John P. Grazer
                                           Title:  CFO







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                               Index to Exhibits
                               -----------------

                                                                    Sequentially
Exhibit No.                        Description                     Numbered Page
-----------                        -----------                     -------------
    4.1         Pooling and Servicing Agreement, dated as of             7
                April 1, 2004, by and among Ameriquest Mortgage
                Securities Inc. as Depositor, Ameriquest
                Mortgage Company as Master Servicer and Deutsche
                Bank National Trust Company as Trustee relating to the Series 2004-FR1 Certificates.

                                   Exhibit 4.1